UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

SYNLOGIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37566	26-1824804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 30
Winchester, Massachusetts		01890
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 659-2802

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported below in Item 5.07 of this Current Report on Form 8-K (the “Report”), Synlogic, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) on December 15, 2025, at which the Company’s stockholders approved the adoption of the Synlogic, Inc. 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan authorizes for issuance an aggregate of 1,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), plus 332,468 additional shares of Common Stock, which may be issued under the 2025 Plan if awards outstanding under the 2015 Equity Incentive Award Plan (the “2015 Plan”) are cancelled or expire on or after December 15, 2025.

The 2025 Plan is the successor to the 2015 Plan, and accordingly, no further awards will be made under the 2015 Plan and any awards granted under the 2015 Plan prior to the date of the Annual Meeting will remain outstanding under the 2015 Plan and will continue to vest and/or become exercisable in accordance with their original terms and conditions.

A summary of the material terms of the 2025 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 12, 2025 (the “Proxy Statement”), under the heading “Approval of the Synlogic, Inc. 2025 Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2025 Plan a copy of which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On December 15, 2025, the Company held its Annual Meeting. At the Annual Meeting, a quorum of 10,292,327 shares of the Company’s common stock, or 87.97% of the outstanding shares of common stock entitled to vote as of the record date of October 24, 2025, were present or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors (the “Board of Directors”) as Class I directors until the Company’s 2028 annual meeting of stockholders, based on the following votes:

Nominee	Shares Voted For	Shares Voted To Withhold Authority	Broker Non-Vote
James Flynn	7,758,065	16,246	2,518,016
Richard P. Shea	7,689,398	84,913	2,518,016

After the Annual Meeting, Edward Mathers continued to serve as a Class II Director for a term that expires at the 2026 annual meeting, and Peter Barrett, Ph.D. continued to serve as a Class III Director for a term that expires at the 2027 annual meeting.

2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
7,748,367	17,545	8,399	2,518,016

3. The Company’s stockholders approved the adoption of the 2025 Plan, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
7,406,487	360,064	7,760	2,518,016

4. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
10,284,074	7,949	304	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	Synlogic, Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

# Management contract or compensatory plans or arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2025	Synlogic, Inc.
	By:	/s/ Mary Beth Dooley
	Name: Title:	Mary Beth Dooley Principal Executive Officer and Principal Financial Officer